UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

QUEPASA CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Quepasa Corporation

410 North 44th Street, Suite 450

Phoenix, Arizona 85008

PROXY STATEMENT AND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 23, 2004

To the shareholders of Quepasa Corporation:

The Annual Meeting of the shareholders of Quepasa Corporation will be held at the Arizona Club, 201 North Central Avenue, Suite 3700, Phoenix, Arizona 85073, at 1:00 P.M. on June 23, 2004, or at any adjournment or postponement thereof, for the following purposes:

1. To elect four directors.

2. To transact such other business as may properly come before the meeting.

Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record as of the close of business on May 3, 2004 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

All shareholders are cordially invited to attend the meeting. If you do not plan to attend the meeting, you are urged to sign, date and promptly return the enclosed proxy. A reply card is enclosed for your convenience. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Jeffrey S. Peterson
Chairman

May 7, 2004

PROXY STATEMENT

Quepasa Corporation

410 North 44th Street, Suite 450

Phoenix, Arizona 85008

Telephone: (602) 716-0100

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 23, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Quepasa Corporation, a Nevada corporation, of its $.001 par value Common Stock to be voted at our Annual Meeting of Shareholders (“Annual Meeting”) to be held at 1:00 P.M. on June 23, 2004, or at any adjournment or postponement thereof. We anticipate that this Proxy Statement and the accompanying form of proxy will be first mailed or given to our shareholders on or about May 7, 2004. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominees for directors hereinafter named. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to elect directors and approve the proposed matter.

Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to us, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

The close of business on May 3, 2004 has been fixed by the Board of Directors as the record date (the “record date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 4,264,602 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote on each matter which may come before the Annual Meeting. Cumulative voting for directors is not permitted. A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders’ meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock (and Common Stock underlying stock options exercisable within 60 days) by (i) each person who is known by us to own of record or beneficially more than 10% of our Common Stock, (ii) each of our directors and director nominees and (iii) all current directors and officers as a group. The persons listed in the table have sole voting and investment powers with respect to the shares of Common Stock and the address of each person is in care of us.

Name	Amount of Ownership	Percent of Class
Jeffrey S. Peterson	1,629,235	31.5%
Michael D. Silberman	236,545	5.5%
Brian Lu	291,838	6.8%
David Hansen	379,700	8.6%
Juan Carlos Arellano	0	0%
Marco Delgado	7,500	* %
Kevin Dieball	846,657	19.9%
All current officers and directors as a group (6 persons)	2,594,818	53.4%

*	Less than 1%

ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect four directors. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as our nominees for directors. Two of the nominees are presently members of the Board of Directors, and two nominees are not currently directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors may recommend.

The following table sets forth certain information regarding each of our nominees and each executive officer.

Name	Age	Position	Officer or Director Since
Jeffrey S. Peterson	31	Chairman of the Board of Directors and Chief Executive Officer	From 1997 to 1999 and since April 2002

Fernando Ascencio	54	President	2004

Charles B. Mathews	40	Interim Chief Financial Officer	2004

Brian Lu	22	Director	2002

Juan Carlos Arellano	39	Director-Nominee

Marco Delgado	28	Director-Nominee

Messrs. Peterson and Lu have been nominated as Class A directors, Mr. Arellano as a Class B director and Mr. Delgado as a Class C director. Class A directors will be elected for terms of three years, the Class B director will be elected for an initial term of two years and thereafter, Class B directors will be elected for terms of three years, and the Class C director will be elected for an initial term of one year and thereafter, Class C directors will be elected for terms of three years. Our officers are elected by, and serve at the discretion of, the Board of Directors. Our full Board of Directors acts as our Audit Committee. Messrs. Silberman and Hansen resigned from our Board of Directors in April 2004.

Jeffrey S. Peterson has been our Chairman and Chief Executive Officer since April 2002. He has been the Chairman and Chief Executive Officer of Vayala Corporation, our wholly-owned subsidiary, since July 2001. From June 1999 to June 2001, Mr. Peterson managed his personal investments. Mr. Peterson founded quepasa and was our Chairman and Chief Executive Officer from May 1998 to June 1999 when he was appointed Chief Technology Officer. He was also our Chief Technology Officer from July 1997 until May 1998 and our President in June 1999. From January 1997 to June 1997, Mr. Peterson served as co-owner of NetCentury, an Internet design firm he founded. Mr. Peterson is an experienced Modula, Java and C++ programmer, who has been involved in the programming and operations of computers and digital communications for over 20 years. He has developed software applications for operating systems and digital platforms, beginning with Cp/M based systems in the early 1980s to Unix (Sun Solaris, BSD, Linux, Irix) and Windows NT. Mr. Peterson is bilingual in English and Spanish. Mr. Peterson has received national and international media attention for his accomplishments in the technology sector, currently serves on the board of directors of several privately-held technology related companies in both the United States and Latin America and serves as a technology consultant to the government of Mexico. In July 2003, Mr. Peterson was appointed by Arizona Governor Janet Napolitano to the Board of Directors of the Arizona – Mexico Commission.

Fernando Ascencio has been employed by us from time to time since 1999 and became our President in January 2004. Mr. Ascencio has considerable experience in strategic content and Hispanic business development. He helped grow the Univision Channel 33 News Department from 1987 to 1997. He held a number of senior positions at Univision, including News Anchor, Reporter, Producer and News Director. From 1997 to 1999 he was employed by ABC Channel 15 in Phoenix, Arizona in the News Department where he contributed his Hispanic and news media experience. In 2001 he was named the Vice President of News and Programming Development for Continental Radio Broadcasting where he helped launch a new Hispanic radio network based in Las Vegas, Nevada. Mr. Ascencio has an educational background in computers, broadcasting and accounting and holds an MBA from the University of Phoenix in Phoenix, Arizona.

Charles B. Mathews has been our Interim Chief Financial Officer since March 2004. From 2000 until he joined us, he was the managing member of Mathews & Mann, LLC, an accounting and business consulting firm in Phoenix, Arizona. From 1995 to 2000, Mr. Mathews served as Controller of a subsidiary of Consolidated Graphics. Mr. Mathews, a CPA, earned his B.A. in business administration from Alaska Pacific University and an M.B.A. from Arizona State University.

Brian Lu was a co-founder of Vayala Corporation, our wholly-owned subsidiary, and was an employee of Vayala from June 2001 until we acquired the company. He became a Director in April 2002 and was employed by us from October 2002 until December 2003.

Juan Carlos Arellano has been a mortgage broker and private investor in the Phoenix, Arizona area since 1993.

Marco Delgado has been a Content Editor for Quepasa.com de Mexico, S.A. de C.V., our wholly-owned subsidiary which operates in Sonora, Mexico since September 2002. From June 2001 to September 2002, he was Chief Editor for Editorial Adcebra, a publisher of business magazines in Mexico City. From April 2000 to June 2001, he was a content editor for Microsoft Latinamerica in Monterrey, Nuevo Leon, Mexico. Mr. Delgado received his Bachelor’s degree from the Instituto Tecnologico in Monterrey, Nuevo Leon, Mexico.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned by our chief executive officer and chief financial officer for services rendered in all capacities to us and our subsidiaries for the fiscal years ended December 31, 2003, and 2002.

Name and Principal Positions	Annual Compensation							Long Term Compensation			All Other Compensation
	Year	Salary		Bonus		Other Annual Compensation		Restricted Stock Awards		Securities Underlying Options
Jeffery S. Peterson Chairman and Chief Financial Officer	2003 2002	$ $	120,000 93,931	$ $	0 0	$ $	2,114 0	$ $	0 0	900,000 0	$ $	23,000 0

John T. Kurtzweil Interim Chief Financial Officer	2003		$0		$0		$108,307		$0	130,855		$0

Employment Agreement

In August 2003 we entered into a two-year employment agreement with Mr. Peterson, which provides for an annual base salary of $120,000. We also issued to him stock options to purchase up to 900,000 shares of our common stock at $1.60 per share exercisable until August 2010.

Option Grants Table

We granted 1,405,855 stock options to our executive officers and directors during the year ended December 31, 2003.

Aggregated Option Exercises in 2003 and Year-End Option Values/Table

Name	Number of Securities Underlying Granted	Individual Grants % of Total Options Granted to Employees Year(1)	Exercise ($/Sh)(2)	Expiration Date(3)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%(4)	10%(4)
Jeffrey S. Peterson	900,000	39.4	1.60	8/2010	586,225	1,366,153
Fernando Ascencio	100,000	4.4	1.60	8/2010	65,136	151,795
David Hansen	175,000	7.7	1.60	8/2010	113,988	265,641
John Kurtzweil	45,455 42,700 42,700	2.0 1.9 1.9	0.01 0.01 0.78	9/2010 12/2010 12/2010	185 174 13,559	431 405 31,598

Aggregated Options in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides information with respect to option exercises in the year ended December 31, 2003 by the named officers and the value of their unexercised options at fiscal year end. No stock appreciation rights were held or exercised by the named officers as of the end of the fiscal year.

Name	Shares Acquired on Exercise(1)	Realized	Number of Unexercised Options at Year-end		Value of Unexercised In-the-Money Options at Year-end($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jeffrey S. Peterson	0	0	901,875	0	0	0
Fernando Ascencio	0	0	12,500	87,500	0	0
David Hansen	0	0	175,000	0	0	0
John Kurtzweil	0	0	130,855	0	77,039	0

(1)	No options were exercised during 2003 by our executive officers.
(2)	Based on the closing bid price of our stock of $0.85 per share on December 31, 2003.

Director Compensation

Our directors do not currently receive compensation for their services as directors, although they are provided reimbursement for any out-of-pocket expenses incurred in attending Board meetings.

CERTAIN TRANSACTIONS

On October 30, 2002, pursuant to our Share Exchange Agreement with Vayala Corporation, we acquired all of the issued and outstanding common stock of Vayala initially for 500,000 shares of our common stock. We also agreed to issue up to 1,100,000 additional shares and stock options to purchase an additional 3,250,000 shares exercisable at $.002 per share based upon certain performance criteria to be met by Vayala. We issued a total of 500,000 shares and 750,000 stock options under the agreement, and no further securities are issuable under the agreement. Vayala was an affiliated company when we acquired it by virtue of the fact that Messrs. Peterson and Lu were principal stockholders and/or executive officers and directors of Vayala at that time.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Ehrhardt Keefe Steiner & Hottman, P.C., Denver, Colorado, conducted the audit of our financial statements for the year ended December 31, 2003. It is our understanding that this firm is obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, our directors do not specifically approve, in advance, non-audit services provided by the firm, nor do they consider the effect, if any, of such services on audit independence.

In accordance with a written charter adopted by our Board of Directors (which is attached to this Proxy Statement as Exhibit A), the Audit Committee assists the Board in fulfilling its responsibility to provide oversight with respect to our financial statements and reports and other disclosures provided to stockholders, the system of internal controls and the audit process. Its duties include reviewing the adequacy of our internal accounting and financial controls, reviewing the scope and results of the audit plans of our independent and internal auditors, reviewing the objectivity, effectiveness and resources of the internal audit function, and assessing our financial reporting activities and accounting standards and principles. The Audit Committee also selects and engages our independent auditors and approves their fees. The Audit Committee is composed of our full Board of Directors. In 2003 the Committee met two times.

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Our Audit Committee is comprised of our full Board of Directors and operates under a written charter adopted by the Board of Directors. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

The primary focus of the Audit Committee is to assist the Board of Directors in its general oversight of our financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. Our independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Committee serves in an oversight role for the Board of Directors, in which it provides advice, counsel and direction to management and our auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules.

In this context, the Audit Committee has met and held discussions with management and Ehrhardt Keefe Steiner & Hottman, P.C. Management represented to the Audit Committee that our audited financial statements contained in our Annual Report on Form 10-KSB for the year ended December 31, 2003 were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed with Ehrhardt Keefe Steiner & Hottman, P.C. matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committee.”

The Audit Committee has received and reviewed the written disclosures and the letter from Ehrhardt Keefe Steiner & Hottman, P.C. required by Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and the Audit Committee discussed with Ehrhardt Keefe Steiner & Hottman, P.C. the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representation of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statement in our Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.

Audit and Related Fees

Our Board of Directors has reappointed Ehrhardt Keefe Steiner & Hottman, P.C. as independent auditors to audit our financial statements for the current year ending December 31, 2004.

Fees for the last annual audit were approximately $51,000, and all other fees were approximately $14,450, including audit-related services of approximately $650, tax fees of approximately $10,500 and non-audit services of approximately $3,300. Audit-related services generally include fees for statutory audits, business acquisitions, accounting consultations and registration statements filed with the Securities and Exchange Commission. Non-audit services primarily include tax services.

The Audit Committee has concluded that the fees paid by us for all services are compatible with maintaining Ehrhardt Keefe Steiner & Hottman, P.C.’s independence.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION

AT NEXT ANNUAL MEETING OF SHAREHOLDERS

Any shareholders of record who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received by us at our principal executive offices prior to our fiscal year end. The proponent must be a record or beneficial shareholder entitled to vote at the next annual meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.

OTHER BUSINESS

Management is not aware of any other matters which are to be presented to the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

The above notice and Proxy Statement are sent by order of the Board of Directors.

Jeffrey S. Peterson

Chairman

May 7, 2004

EXHIBIT A

QUEPASA CORPORATION

AUDIT COMMITTEE CHARTER

One committee of the board of directors, composed of the entire Board of Directors, will be known as the audit committee.

The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls management and the board of directors have established, all audit processes and the selection and retention of the company’s independent accountants to act as auditors.

General responsibilities:

1. The audit committee provides open avenues of communication among the independent accountant and the board of directors.

2. The audit committee must report the committee’s actions to the full board of directors and may make appropriate recommendations.

3. The audit committee has the power to conduct or authorize investigations into matters within the committee’s scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation and is entitled to receive all funds necessary for these purposes.

4. The committee will meet at least quarterly each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member shall not vote on any matter in which he or she may not be independent for whatever reason. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

5. The committee will do whatever else the law, the company’s charter or bylaws or the board of directors require.

Responsibilities for engaging independent accountants:

1. The audit committee will approve the selection of the independent accountants for company audits. The committee’s selection is subject to approval by the full board of directors. The audit committee also will review any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

2. The audit committee will confirm and assure the independence of the independent accountant, including a review of any management consulting services provided by the independent accountant and the fees paid for them.

3. The audit committee will consider, in consultation with the independent accountant, the audit scope and procedural plans made by the independent accountant.

4. The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

Responsibilities for reviewing the annual external audit and the review of quarterly and annual financial statements:

1. The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

2. The audit committee will ask management and the independent accountant about significant risks and exposures and will assess management’s steps to minimize them.

3. The audit committee will review the following with the independent accountant.

A.	The adequacy of the company’s internal controls, including computerized information system controls and security.

B.	Any significant findings and recommendations made by the independent accountant together with management’s responses to them.

4. Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountants:

A.	The company’s annual financial statements and related footnotes.

B.	The independent accountant’s audit of and report on the financial statements.

C.	The auditor’s qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

D.	Any serious difficulties or disputes with management encountered during the course of an audit.

2

E.	Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

5. The independent accountant will review the interim financial reports and discuss with the audit committee any significant findings related to the review.

Periodic responsibilities:

1. Review and update the committee’s charter as needed.

2. Review policies and procedures covering officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the independent accountant.

3. Review legal and regulatory matters that may have a material effect on the organization’s financial statements, compliance policies and programs and reports from regulators.

4. Meet with the independent accountant and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

Dated at Phoenix, Arizona this 19th day of April, 2004.

3

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

QUEPASA CORPORATION

TO BE HELD JUNE 23, 2004

The undersigned hereby appoints Jeffrey S. Peterson as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Quepasa Corporation held of record by the undersigned on May 3, 2004, at the Annual Meeting of Shareholders to be held June 23, 2004, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS

             FOR the election as a director of all nominees listed below.

             WITHHOLD AUTHORITY to vote for all nominees listed below.

             WITHHOLD AUTHORITY FOR (Check box below):

             Jeffrey S. Peterson

             Brian Lu

             Juan Carlos Arellano

             Marco Delgado

2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. Where no choice is specified by the shareholder, the proxy will be voted for the election as directors of the persons named in item 1 above.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
Signature

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature, if held jointly

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS.